                                                                    EXHIBIT 24.1


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         POST PROPERTIES, INC.
                                         (Registrant)

    June 17, 1996                              John T. Glover
                                         ---------------------------------------
                                                John T. Glover, President,
                                           Chief Operating Officer, Treasurer
                                                      and a Director
                                              (Principal Financial Officer)


                               POWER OF ATTORNEY

We, the undersigned directors and officers of Post Properties, Inc., do hereby constitute and appoint John T. Glover, Timothy A. Peterson and Sherry W. Cohen, and each and any of them our true and lawful attorneys-in-fact and agents, to do any and all acts and things in our names and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Annual Report, including specifically, but without limitation, power and authority to sign for us and any of us in our names and in the capacities indicated below, any and all amendments hereto; and we do hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

               SIGNATURE                         TITLE                                   DATE

            John A. Williams          Chairman of the Board,                        June 17, 1996
      --------------------------      Chief Executive Officer and
           John A. Williams           Director

              John T. Glover          President, Chief Operating                    June 17, 1996
      --------------------------      Officer, Treasurer, Principal
            John T. Glover            Financial Officer, and Director

              R. Gregory Fox          Senior Vice President,                        June 17, 1996
      --------------------------      Chief Accounting Officer
            R. Gregory Fox

            Arthur M. Blank           Director                                      June 17, 1996
      --------------------------
           Arthur M. Blank

           Hershel M. Bloom           Director                                      June 17, 1996
      --------------------------
          Herschel M. Bloom

          Virginia C. Crawford        Director                                      June 17, 1996
      --------------------------
         Virginia C. Crawford

           Russell R. French          Director                                      June 17, 1996
      --------------------------
          Russell R. French

                                      Director                                      June 17, 1996
      --------------------------
        William A. Parker, Jr.

                                      Director                                      June 17, 1996
      --------------------------
              J.C. Shaw